UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement

[    ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[    ]  Definitive Additional Materials

[    ]  Soliciting Material Pursuant to §240.14a – 12

BLUE RIDGE REAL ESTATE COMPANY

  BIG BOULDER CORPORATION

(Name of Registrant as Specified in Its Charter)

    N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ x ]  No fee required.

[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

_________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_________________________________________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

P.O. Box 707

Blakeslee, PA  18610

(570) 443-8433

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2007

To the Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation:

     The 2006 Annual Meetings of Shareholders of Blue Ridge Real Estate Company and Big Boulder Corporation (together, the ²Corporations²) will be held on April 10, 2007, at the JP Morgan Chase Building located at 270 Park Avenue at 48th Street, 11th floor conference room, in New York City, NY, at 9:00 A.M., local time.  The two meetings will be held simultaneously, as a joint meeting, since under a Security Combination Agreement between the two Corporations and under their By-Laws, the shares of the two Corporations are combined and traded together in unit certificates.  The purposes of each meeting are as follows:

(1)  To elect Directors of each of the Corporations; and

(2)  To transact such other business as may properly come before the meetings.

Shareholders of record at the close of business on February 26, 2007, are entitled to notice of and to vote at said meetings.

By order of the Board of Directors of Blue Ridge Real Estate Company and Big Boulder Corporation.

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 28, 2007

TABLE OF CONTENTS

Page

PROXY STATEMENT

1

VOTING SECURITIES

2

ELECTION OF DIRECTORS

3

THE BOARDS OF DIRECTORS AND COMMITTEES OF THE BOARDS

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

5

AND MANAGEMENT

EXECUTIVE COMPENSATION

7

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

9

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

10

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

10

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

11

STOCK PERFORMANCE GRAPH

12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

13

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

13

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

13

OTHER MATTERS

13

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

14

PROXY CARD

i

BLUE RIDGE REAL ESTATE COMPANY

BIG BOULDER CORPORATION

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, Pennsylvania  18610

PROXY STATEMENT

for the

ANNUAL MEETINGS OF SHAREHOLDERS

April 10, 2007

This Proxy Statement is being mailed on or about March 5, 2007 to the Shareholders of record of Blue Ridge Real Estate Company and Big Boulder Corporation (each a ²Corporation² and together the ²Corporations²) in connection with the Joint Annual Meetings of Shareholders of the Corporations to be held on April 10, 2007, at the JP Morgan Chase Building located at 270 Park Avenue at 48th Street, 11th floor conference room, in New York City, NY, at 9:00 A.M., local time, and at any adjournment or adjournments thereof (the ²Joint Meeting²).

You are entitled to attend the annual meeting only if you were a Blue Ridge Real Estate Company and Big Boulder Corporation shareholder as of the close of business on February 26, 2007 or hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  The annual meeting will begin promptly at 9:00 a.m., local time.  You should allow ample time for the check-in procedures.

Under a Security Combination Agreement between the Corporations and under the By-Laws of both Corporations, shares of the two Corporations are combined in unit certificates, each certificate representing the same number of shares of each of the Corporations.  Shares of each Corporation may be transferred only together with an equal number of shares of the other Corporation.  For this reason, the Annual Meetings of the Shareholders of both Corporations are held together as a Joint Meeting.  At the Joint Meeting, separate votes will be held on the proposals concerning each Corporation, and shareholders have the right to vote their shares differently on similar proposals presented by each of the Corporations before the Joint Meeting.  Only one Proxy Card has been supplied to Shareholders, but this Card constitutes separate proxies with regard to the shares of the respective Corporations, and provides means for Shareholders to give instructions for voting their Blue Ridge Real Estate Company shares separately from their Big Boulder Corporation shares.

The proxies evidenced by the Proxy Card are solicited on behalf of the Boards of Directors of the respective Corporations.  Each such proxy is subject to revocation by the Shareholder at any time before it is voted by filing notice of revocation with the Secretary of the Corporations or by filing a duly executed proxy bearing a later date.  A proxy may also be revoked by attending the Joint Meeting and voting in person.

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Meetings, the Annual Report, the enclosed form of Proxy Card and any additional material relating to the Joint Meetings which may be furnished to the Shareholders on behalf of the Board of Directors subsequent to the furnishing of this Proxy Statement have been or are to be borne by the Corporations, with each of the Corporations to pay one-half of such costs.

In addition to the use of the mails, the Corporations may, if they consider it desirable, solicit proxies personally or by telephone or facsimile.  Such solicitation may be made by officers, directors or employees of the Corporations without additional compensation.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, in which event they will be reimbursed upon request for their out-of-pocket expenses incurred in connection therewith.

A copy of the Corporations’ Annual Report for the fiscal year ended October 31, 2006, accompanies this Proxy Statement but is not considered a part of the proxy-soliciting material.  Additional copies of such report are available to any Shareholder upon request.

VOTING SECURITIES

Each of the Corporations had 2,443,024 shares of common stock, without par value, outstanding on February 26, 2007 and neither has any other authorized class of securities.  Only Shareholders of record of the Corporations at the close of business on February 26, 2007, the record date, will be entitled to vote at the Joint Meeting.  Each Shareholder has the right to cumulate his or her votes in the election of directors and may cumulate his or her votes differently in voting for the election of directors of each Corporation.  Cumulative voting entitles the Shareholder to multiply his or her shares by the number of directors (5) to be elected, and to cast the number of votes so determined for one person or to distribute such number, in his or her discretion, among two or more persons.  To vote cumulatively, a Shareholder must write the name of the nominee or nominees selected and the number of votes to be cast for each nominee following the words ²Cumulative For² on the lines provided under Items 1 and 2 on the Proxy Card.  On all other matters, each share of each of the Corporations will be entitled to one vote.

Shares cannot be voted at the Joint Meeting unless the holder of record is present in person or represented by proxy.  The enclosed Proxy Card is a means by which a Shareholder may authorize the voting of his or her shares at the Joint Meeting.  If a Proxy Card is properly executed, returned to the Corporations or their agent and not revoked, the shares represented by such Proxy Card will be voted in accordance with the instructions set forth thereon.  Shareholders are urged to specify their choices by marking the appropriate box of the Proxy Card.  If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the discretion of the proxy agents, as described below.  If any other matters are properly presented at the Joint Meeting, the proxy agents will vote the proxies (which confer discretionary authority to vote on such matters) at their discretion.  A Shareholder may attend the meeting even though he or she has executed a Proxy Card.

With respect to each Corporation, presence at the Joint Meeting, in person or by proxy, of the holders of a majority of the shares that are entitled to vote and outstanding on February 26, 2007 is necessary to constitute a quorum.  Accordingly, the presence of 1,221,513 shares will constitute a quorum.  Shares represented by a properly signed and returned proxy are considered present at the Joint Meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.  Broker non-votes also count as shares present at the meeting for purposes of a quorum.  All votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome.

With regard to the election of directors, Shareholders may cumulate votes for the nominees specified on the Proxy Card, as described above, or withhold votes for certain or all of the nominees.  A plurality of the votes cast is required for the election of directors.  Accordingly, the five nominees for election as directors who receive the highest number of votes actually cast will be elected.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the election of directors.  Non-routine matters include matters such as amendments to stock plans.  Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

If the Joint Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

ELECTION OF DIRECTORS

Five directors of each Corporation are to be elected at the Joint Meeting, as set forth by resolution of the Board of Directors.

The By-Laws of each of the Corporations permit up to eight members to comprise the whole Board of Directors of each Corporation.

The persons named as proxy agents in the enclosed Proxy Card have advised the Board of Directors of each Corporation that it is their intention to cumulate votes in their discretion among all or less than all of the five nominees for the Board of Directors unless a specific direction to cumulate votes in a particular manner is included on the Proxy Card.  If elected, the directors of each Corporation will hold office until the next Annual Meeting of such Corporation when their successors are elected.  If any vacancy shall occur because of death or other unexpected occurrence in the slates of nominees listed below for election as directors, the proxy agents have advised the Boards of Directors of the Corporations that it is their intention to vote the proxies for such substitute nominees as may be proposed by or on behalf of the Boards of Directors of each of the Corporations.

Information with respect to the nominees, the periods during which they have served as directors of each Corporation, their principal occupations and their ages is set forth below.

Bruce F. Beaty

Director since 2006

Bruce F. Beaty, age 48, is the Managing Partner and founder of Asterion Capital LLC, an investment management firm based in Greenwich, Connecticut and formed in February 2004.  Mr. Beaty was the Vice President of Hanseatic Corporation from September 2000 to June 2005, and from February 1991 to August 2000, was a Managing Director of Scudder, Stevens & Clark.

Milton Cooper

Director since 1983

Milton Cooper, age 77, serves as a director of Getty Realty Corporation, and as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

Michael J. Flynn

Chairman of the Board of Directors since 1990

Michael J. Flynn, age 71, serves as the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation.  Mr. Flynn is the father of Patrick M. Flynn.

Patrick M. Flynn

Director since 2001

Patrick M. Flynn, age 30, has served as the President and Chief Executive Officer of the Corporations since October 2001.  Mr. Flynn has served as the Director of Real Estate at Kimco Realty Corporation since May 2001.  Prior to joining the Corporations, from June 1995 to May 2001, Mr. Flynn was a consultant at MIT Consulting.  Mr. Flynn is the son of Michael J. Flynn.

Wolfgang Traber

Director since 1986

Wolfgang Traber, age 62, has been the Chairman of the board of Hanseatic Corporation, a New York corporation, since August 1994.  Mr. Traber also serves as a director of M.M. Warburg & Co. KgaA-Hamburg, Kimco Income REIT, New York, 442 BV-Amsterdam, Hanseatic Americas Ltd.-Bermuda, Hamburg-Berlin Immobilien AG-Hamburg, eFonds AG, Hamburg, Mizar Fund, Dublin, Tamarind Fund, Dublin and Asterion, Cayman Islands.

Each of the nominees for election as director, all of whom are currently serving as directors, has stated that there is no arrangement or understanding of any kind between him or any other person or persons relating to his election as a director, except that such nominees have agreed to serve as a director of the Corporations if elected.

The directors are to be elected by a plurality of the votes cast at the Joint Meeting.  Accordingly, the five nominees for election as directors who receive the highest number of votes actually cast will be elected.  The Board of Directors unanimously recommends a vote FOR each of the nominees.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Each Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but does not have a Nominating Committee.  Each Board of Directors met in person or conducted telephonic meetings a total of three (3) times during the fiscal year ended October 31, 2006.

Executive Committee

The executive committee of each Corporation consisted of Michael J. Flynn, Patrick M. Flynn and Eldon D. Dietterick.  This committee is empowered to exercise all powers of each Board of Directors, except action on dividends, during the intervening period between regular Board Meetings. The Executive Committee did not convene during the fiscal year ended October 31, 2006.

Audit Committee

The Audit Committee of each Corporation, composed of Michael J. Flynn, Patrick M. Flynn and Bruce Beaty, held five (5) meetings during the fiscal year ended October 31, 2006. Michael J. Flynn is the chairperson of each Corporation’s audit committee.  The purposes of each Audit Committee are:

▪

To assist its board of directors in its oversight of (1) the integrity of each Corporation’s financial statements; (2) each Corporation’s compliance with legal and regulatory requirements; and (3) the performance of each Corporation’s internal audit function;

▪

To interact directly with and evaluate the performance of the independent registered public accounting firm, including to determine whether to engage or dismiss the independent registered public accounting firm and to monitor the independent registered public accounting firm’s auditors’ qualifications and independence; and

▪

To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporations’ proxy statement.

The Corporations’ Boards of Directors have determined that no member of the Audit Committee qualifies as an “Audit Committee financial expert,” as that term is defined under the rules and regulations of the Securities and Exchange Commission.  The Corporations do not have an Audit Committee financial expert because their Boards of Directors believe that it would be difficult to attract a person with the requisite qualifications, who would be an independent director to the Boards of Directors.  However, the Corporations’ Boards of Directors have determined that each of Michael J. Flynn, Patrick M. Flynn and Bruce Beaty possess such experience in financial matters and have such knowledge of issues relating to financial reporting and auditing so as to adequately discharge their duties to shareholders of the Corporations in their capacity as members of the Audit Committees of the Boards of Directors.  In addition, the Corporations’ Boards of Directors have requested that Eldon D. Dietterick attend each of the Corporations’ Audit Committee meetings, based on Mr. Dietterick’s financial background and experience as Chief Financial Officer of the Companies.  Mr. Beaty is the only member of the Audit Committee that would be considered independent under Rule 4200(a)(15) of the NASD’s listing standards applicable to companies whose securities are traded on Nasdaq. While the Corporations’ securities are not traded on Nasdaq and, therefore, the Corporations are not required to satisfy Nasdaq’s listing standards, under the rules of the Securities and Exchange Commission, the Corporations are required to state whether the members of their Audit Committees would be considered independent as if the Corporations’ securities were traded on Nasdaq.

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 22, 2005.

Compensation Committee

The Compensation Committee of each Corporation consists of Milton Cooper and Wolfgang Traber.  This committee reviews general compensation policies and reviews and recommends salary and other adjustments for employees and executive officers. The Compensation Committee convened two (2) times during the fiscal year ended October 31, 2006.

Director Nomination Process

In the view of each Board of Directors, it is appropriate for each Board of Directors not to have a nominating committee because Mr. Milton Cooper is the beneficial owner of over 60% of the Corporations’ common stock.  Therefore, Mr. Cooper is able to cast a sufficient number of votes to elect a majority of the directors of each Corporation.

By resolution in February 2006, our Boards of Directors adopted a new policy regarding director nominations.  Under the policy, each Board of Directors will consider any candidate recommended in good faith by a shareholder, provided that such shareholder submits the recommendation, along with the following information, to the corporate secretary at least 120 days before the date on which each Corporation first mailed its proxy materials for the prior year’s annual meeting of shareholders:

▪

the name of the candidate and the information about the individual that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

▪

information about the relationship between the candidate and the nominating shareholder;

▪

the consent of the candidate to serve as a director; and

▪

proof of the number of shares of the Corporations’ common stock that the nominating shareholder owns and the length of time the shares have been owned.

In considering candidates for nomination, each Board shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others.  Furthermore, it is the policy of each Board that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of the Corporations' business; therefore, in considering whether to nominate a person for election, the Boards will consider the contribution such person can make to the collective competencies of the Boards based on such person's background.  In determining whether to nominate a current director for re-election, each Board will take into account these same criteria as well as the director’s past performance, including his or her participation in and contributions to the activities of each of the Boards.  Because the Corporations do not have a standing nominating committee, the five nominees that are currently serving as directors were selected for re-election by our whole board.

Attendance at Meetings

All directors attended 100% of all board of director meetings and 100% of applicable committee meetings of the committees on which they served.

The Corporations’ policy encourages, but does not require, attendance by the directors at the Annual Meetings of Shareholders of the Corporations.  At the annual meetings held in 2006, three (3) of the directors were in attendance.

Director Compensation

All directors receive $1,000 for each Board Meeting they attend.  Directors do not receive compensation for committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Corporations’ common stock as of February 26, 2007 by:

▪

all persons known by the Corporations to beneficially own more than 5% of the Corporations’ common stock;

▪

each of the Corporations’ directors;

▪

each of the Corporations’ named executive officers; and

▪

all of the Corporations’ directors and executive officers as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities.  Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of February 26, 2007 through the exercise of any warrant, stock option or other right. Unless otherwise indicated, the address of all listed shareholders is c/o Blue Ridge Real Estate Company, Blakeslee, Pennsylvania 18610.  Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Number of Shares

    Percent

Beneficially

    of Shares

  Name and Address

Owned (1)

    Outstanding

Milton Cooper c/o Kimco Realty Services, Inc. 3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 10042-0020	1,669,057	(2)	68.3%
Michael J. Flynn	1,329		*
Patrick M. Flynn	7,500	(3)	*
Wolfgang Traber	--		*
Eldon D. Dietterick	6,155	(4)	*
Richard T. Frey	4,500	(5)	*
Kimco Realty Corporation 3333 New Hyde Park Road Suite 100 New Hyde Park, NY 10042-0020	1,425,154	(6)	58.3%
All Executive Officers and Directors as a group (6 people)	1,709,594	(7)	69.1%

*Less than 1%

 (1)

Shares are beneficially owned when a person, directly or indirectly, has or shares the voting power thereof (that is, the power to vote, or direct the voting, of such shares) and investment power thereof (that is, the power to dispose, or to direct the disposition, of such shares).

(2)

Based on information provided by Mr. Cooper, he has the sole voting and dispositive power over 157,809 shares.  The number of shares listed also includes 86,094 shares as to which Mr. Cooper disclaims beneficial ownership; such shares are owned by KC Holdings, Inc., of which Mr. Cooper is Chairman of the board of directors and President and the majority stockholder.  The above number of shares also includes 1,425,154 shares which are held of record by Kimco Realty Services, Inc., which is a wholly-owned subsidiary of Kimco Realty Corporation, a Real Estate Investment Trust.  Mr. Cooper is Chairman of the board of directors and Chief Executive Officer of Kimco Realty Corporation, but disclaims beneficial ownership of the shares held by Kimco Realty Services, Inc.  Finally, the above number includes 29,708 shares owned by the Cooper Family Foundation, of which Mr. Cooper is President but disclaims beneficial ownership of the shares, and 714 shares held by a trust for which Mr. Cooper serves as trustee, but as to which shares he disclaims beneficial ownership.  The business address of KC Holdings, Inc., Kimco Realty Services, Inc. and Kimco Realty Corporation is c/o Kimco Realty Corporation, 3333 New Hyde Park Road, Suite 100, New Hyde Park, NY 11042-0020.

(3)

Consists of currently exercisable options to purchase 7,500 shares.

(4)

Includes currently exercisable options to purchase 6,000 shares.

(5)

Consists of currently exercisable options to purchase 4,500 shares.

(6)

Kimco Realty Services, Inc. is the holder of record of 1,425,154 shares of the Corporations’ common stock.  Kimco Realty Corporation is the parent corporation of Kimco Realty Services, Inc. and has voting and dispositive power over the shares of common stock held by Kimco Realty Services, Inc.

(7)

Includes currently exercisable options to purchase 18,000 shares of common stock.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the fiscal year ended October 31, 2006 awarded to, earned by or paid to the Corporations’ Chief Executive Officer and the Corporations’ other most highly compensated executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended October 31, 2006.  The Corporations refer to these persons as the Corporations’ named executive officers.

		Annual Compensation (1)		Long-Term Compensation Awards Securities Underlying
Name and Principal Position	Years	Salary	Bonus	Options
Patrick M. Flynn	2006	--	$50,000	7,500
Chief Executive Officer and	2005	--	$50,000	15,000
President	2004	--	$40,000	10,000
Eldon D. Dietterick	2006	$130,000	$30,000	6,000
Executive Vice-President	2005	$120,000	$30,000	12,000
and Treasurer	2004	$110,000	$24,000	7,000
Richard T. Frey	2006	$117,000	$25,000	4,500
Vice-President	2005	$107,000	$25,000	9,000
	2004	$97,000	$20,000	5,000

 (1) Compensation was paid to Mr. Dietterick and Mr. Frey by Blue Ridge Real Estate Company, a portion of which was then allocated to Big Boulder Corporation.

Stock Options

The following table contains information regarding grants of options to purchase shares of the Corporations’ common stock to the Corporations’ named executive officers during the fiscal year ended October 31, 2006.

Amounts in the following table represent potential realizable gains that could be achieved for the options if exercised at the end of the option term.  The 5% and 10% assumed annual rates of compounded stock price appreciation are calculated based on the requirements of the Securities and Exchange Commission and do not represent an estimate or projection of the Corporations’ future common stock prices.  These amounts represent certain assumed rates of appreciation in the value of the Corporations’ common stock from the fair market value on the date of grant.  Actual gains, if any, on stock option exercises depend on the future performance of the common stock and overall stock market conditions.  The amounts reflected in the following table may not necessarily be achieved.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed
					Annual Rates of
	Number of Securities	Percent of Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees	Price Per	Expiration
Name	Granted	in Fiscal 2006	Share	Date	5%	10%
Patrick M. Flynn	7,500	34.8%	$37.80	02/10/11	$78,326	$173,080
Eldon D. Dietterick	6,000	27.9%	$37.80	02/10/11	$62,661	$138,464
Richard T. Frey	4,500	20.9%	$37.80	02/10/11	$46,995	$103,848

Fiscal Year-End Option Values

The following table provides information concerning the number and value of unexercised options to purchase the Corporations’ common stock held as of October 31, 2006 by the Corporations’ named executive officers.  Value of the unexercised in-the-money options is calculated on the basis of an assumed $38.75 per share price on October 31, 2006.

Aggregated Fiscal Year-End Option Values

Name	Number of Securities Underlying Unexercised Options at October 31, 2006		Value of Unexercised In-the-Money Options at October 31, 2006
	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick M. Flynn	5,625	11,875	$19,594	$35,031
Eldon D. Dietterick	4,500	9,500	$15,675	$28,025
Richard T. Frey	3,375	7,125	$11,756	$21,019

Stock Option and Other Compensation Plans

The Corporations have a defined benefit pension plan.  The Corporations’ eligible employees participate in the pension plan which provides to each such participant annual retirement income beginning at age 65 equal product of (x) 31% of the first $10,000 of such participant’s average compensation for the five highest consecutive years in the last ten year prior to retirement during which the employee was most highly paid plus 40% of such earnings in excess of $10,000; and (y) the ratio of the participant’s years of credited service (if less than 15 years) to 15 years.

The table that follows shows the estimated annual benefits payable upon retirement to persons in specified remuneration and years of service classifications under the pension plan.  The retirement benefits shown are based upon retirement at the age of 65.

	Years of Service
Average Salary*	5	10	15**
$15,000	$1,700	$3,400	$5,100
$30,000	$3,700	$7,400	$11,100
$45,000	$5,700	$11,400	$17,100
$60,000	$7,700	$15,400	$23,100
$75,000	$9,700	$19,400	$29,100
$90,000	$11,700	$23,400	$35,100
$105,000	$13,700	$27,400	$41,100
$120,000	$15,700	$31,400	$47,100
$135,000	$17,700	$35,400	$53,100
$150,000	$19,700	$39,400	$59,100
$165,000	$21,700	$43,400	$65,100
$180,000	$23,700	$47,400	$71,100
$195,000	$25,700	$51,400	$77,100
$210,000	$27,700	$55,400	$83,100

     *Based on 5 consecutive years of highest earnings in the last 10 years.

   **Minimum number of years of continuous service required to receive maximum pension.

Remuneration covered by the pension program includes salary, overtime and awards under an annual incentive program.  Eldon D. Dietterick, Richard T. Frey and Patrick M. Flynn had, respectively, 21 years, 16 years and 5 years of credited service under this plan as of October 31, 2006.

The annual benefits payable under the plan are not subject to deduction for Social Security benefits or other offset amounts.

The following table provides information as of October 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which the Corporations’ equity securities are authorized for issuance.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	0	$0	0

Equity compensation plans not approved by security holders	50,500	$35.62	0
	------------------	-------------------	------------------
Total	50,500	$35.62	0

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Parente Randolph, LLC was the auditor for the fiscal year ended October 31, 2006, and the Board of Directors, upon recommendation of the Audit Committee, has selected it as auditor for the fiscal year ended October 31, 2007.  A representative of Parente Randolph, LLC will be present at the meeting with the opportunity to make a statement and respond to appropriate questions from shareholders.

Audit Fees.  For the fiscal years ended October 31, 2006 and 2005, Parente Randolph, LLC billed the Corporations in the aggregate approximately $155,795 and $126,349, respectively, for audit services, including reviews.

Audit-Related Fees. There were no fees billed for the fiscal year ended October 31, 2006 for professional services rendered by Parente Randolph, LLC for assurance and related services that were reasonably related to the performance of the audit or review of the Corporations’ financial statements and not included in the audit fees for the fiscal year ended October 31, 2006 disclosed above. There were also no fees for such services billed for the fiscal year ended October 31, 2005.

Tax Fees.  For the fiscal year ended October 31, 2006 and 2005, Parente Randolph, LLC billed the Corporations in the aggregate approximately $0 and $16,300, respectively, for tax services.

All Other Fees.  For the fiscal years ended October 31, 2006 and 2005, Parente Randolph, LLC billed the Corporations in the aggregate $6,432 and $28,219, respectively, for all other services for the Corporations.  These services consisted primarily of services rendered in connection with the preparation of the Corporations’ filings with the Securities and Exchange Commission.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Corporations’ Audit Committee acts pursuant to the Amended and Restated Audit Committee Charter, which was adopted by the Boards of Directors on February 22, 2005.

Section 10A(i)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules require that all auditing and permissible non-audit services to be performed by the Corporations’ principal accountants be approved in advance by the Audit Committee of the Board of Directors.  Pursuant to Section 10A(i)(3) of the Exchange Act and related rules, the Audit Committee has established procedures by which the Chairman of the Audit Committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has the sole authority to approve all audit and tax engagement fees and terms.  Audit and tax engagement fees were approximately 96% and 83%, respectively, of the total fees paid in fiscal years 2006 and 2005.

REPORT OF THE AUDIT COMMITTEE OF THE BOARDS OF DIRECTORS

We have reviewed and discussed with the Corporations’ management and their independent auditing firm, Parente Randolph LLC (the “Independent Registered Public Accounting Firm”), the Corporations' audited financial statements as of and for the fiscal year ended October 31, 2006, known as the Audited Financial Statements.  In addition, we have discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and we have discussed with that firm its independence from the Corporations.

Management is responsible for the Corporations’ internal controls and the financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Corporations’ financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of the Independent Registered Public Accounting Firm with respect to the Audited Financial Statements, and relying thereon, we hereby recommend to the Board of Directors of each Corporation the inclusion of the Audited Financial Statements in the Corporations’ Annual Report on Form 10-K for the fiscal year ended October 31, 2006, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael J. Flynn, Chairperson

Patrick M. Flynn, Member

Bruce Beaty, Member

Eldon D. Dietterick, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no discloseable items under this section.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of each Corporation assumed responsibility for establishing and administering the Corporation’s executive compensation programs and determining awards of incentive bonuses and stock option grants.  This report is submitted on behalf of the Compensation Committee of each Corporation.

Compensation Philosophy

The Compensation Committee’s compensation philosophy is designed to support the Corporation’s primary objective of creating long-term value of shareholders.  The Compensation Committee follows a three-pronged compensation strategy applicable to the Corporation’s executive officers and other key employees whereby such employees are compensated through three separate but related compensation arrangements:

First, each key employee receives a base salary consistent with his or her core responsibilities;

Second, incentive bonuses allow the Corporation to recognize individual performance and contributions to the Corporation on an annual basis; and

Third, stock option grants are made to provide a longer term incentive and reward longer term loyalty and performance.

This strategy is intended to (i) attract and retain talented executives; (ii) emphasize pay for performance; and (iii) encourage management devotion to the long-term valuation of the Corporation.

The following are descriptions of the Corporation’s compensation programs for executive officers.

Base Salary

The Corporation generally establishes base salary ranges by considering compensation levels in similarly sized companies in the real estate development industry.  The base salary and performance of each executive officer is reviewed periodically (at least annually) by his or her immediate supervisor resulting in salary actions as appropriate.  An employee’s level of responsibility is the primary factor used in determining base salary.  Individual performance and industry information are also considered in determining any salary adjustment.  The Committee reviews and approves all executive officer salary adjustments as recommended by the CEO.

Bonus Plan

The Corporation has established an incentive compensation plan for certain of the Corporation’s employees, which is designed to provide rewards for shorter term productivity by key employees.  The bonus plan is generally directed at key members of the management team.  The bonus plan for the Corporation’s 2007 fiscal year remains subject to approval by the Compensation Committee.

Employee Stock Option Awards

The Corporation’s philosophy on stock option awards are designed to align management’s interests with those of shareholders. In furtherance of this objective, the level of stock option grants for executive officers is determined by the Committee each year, typically in consultation with the CEO except with respect to the CEO himself.  Awards for all employees (including all executive officers) are determined by giving equal consideration to base salary, level of responsibility and industry long-term compensation information.  All stock option grants to the Named Executive Officers in Fiscal 2006 are reflected in the table entitled “Option Grants in Last Fiscal Year.”

CEO Compensation

Mr. Patrick Flynn’s compensation for Fiscal 2006 consisted of a cash bonus and a stock option grant reflected in the table entitled “Executive Compensation”.  Mr. Flynn is also a participant in the Corporation’s defined benefit pension plan.

Mr. Flynn is an employee of Kimco Realty Corporation, our majority shareholder.  He receives a base salary from Kimco, a portion of which is then billed to Blue Ridge Real Estate Company and Big Boulder Corporation and paid to Kimco as consulting fees.

COMPENSATION COMMITTEE

Milton Cooper, Chairman
Wolfgang Traber

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total shareholder return on the shares of common stock from the end of the Corporations’ 2001 fiscal year through the end of the Corporations’ 2006 fiscal year with the cumulative total return of the NASDAQ Composite Index and a peer's results during such period. The corporation used as the peer is The St. Joe Company (JOE), which is a real estate operating company with private landholdings in the State of Florida.  The St. Joe Company engages in town and resort development, commercial and industrial development and land sales.  The St. Joe Company also has significant interest in timber.  The comparison assumes that $100 was invested at the beginning of such period in the Corporations’ shares of common stock and in the NASDAQ Composite Index and The St. Joe Company and assumes the reinvestment of any dividends.

Performance of Blue Ridge Real Estate Company and Big Boulder Corporation (BLRGZ.OB) Stock, The St. Joe Company (JOE) and the Nasdaq Composite Index
$400
$350
$300
$250
$200
$150
$100
$50
$0
Index Values
2001
2002
2003
2004
2005
2006
Date
BLRGZ
JOE
NASDAQ COMPOSITE

CUMULATIVE VALUE OF $100 INVESTMENT

DATE	BLRGZ	JOE	NASDAQ COMPOSITE

10/31/01	$100	$100	$100
10/31/02	$96	$113	$79
10/31/03	$136	$128	$114
10/31/04	$258	$198	$117
10/31/05	$353	$256	$125
10/31/06	$352	$209	$140

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporations’ officers, directors and persons who own more than ten percent of a registered class of the Corporations’ equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").  Their initial report must be filed using the SEC’s Form 3 and they must report subsequent stock purchase, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions.  In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5.  Executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Corporations’ equity securities are required by SEC regulations to furnish the Corporations with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports received, or written representations from certain reporting persons, the Corporations believe that during the period from November 1, 2005 through October 31, 2006, its directors, officers and 10% shareholders complied with all Section 16(a) filing requirements, with the exceptions noted herein.  Mr. Frey, Patrick M. Flynn and Eldon D. Dietterick inadvertently filed untimely Forms 4 to report stock option grants they received in February 2006.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Kimco Realty Services, Inc. is the Corporations’ controlling shareholder and Kimco Realty Corporation, the parent company of Kimco Realty Services, Inc., is presently providing consulting services to the Corporations.  The services are focused on land development, acquisitions and disposals.  For the fiscal year ended October 31, 2006, the amount was $300,000.

A wholly owned subsidiary of Kimco Realty Corporation serves as the management company for the Coursey Commons Shopping Center, Baton Rouge, Louisiana.  The management company for the shopping center receives a fixed monthly fee of 4.5% of rental income on store leases.  For the fiscal year ended October 31, 2006, that subsidiary received $36,810 for management fees earned on the shopping center.  Kimco Realty Corporation also served as the management company for the Oxbridge Square shopping center located in Richmond, Virginia from June 2004 to June 2006 (at which point the shopping center was sold).  During its management term of Oxbridge Square, Kimco Realty Corporation was paid $109,928 in management fees.

Michael J. Flynn, the Chairman of the Corporations’ board of directors, is also the President, Chief Operating Officer and Vice Chairman of the board of directors of Kimco Realty Corporation.  In addition, Patrick M. Flynn, who serves as one of the Corporations’ directors and is the Corporations’ President and Chief Executive Officer, is the Director of Real Estate at Kimco Realty Corporation.  Finally, Milton Cooper, who serves as one of the Corporations’ directors, also serves as Chief Executive Officer and Chairman of the board of directors of Kimco Realty Corporation.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETINGS

If you would like to submit a proposal for inclusion in the proxy materials for the Corporations’ 2007 annual meetings of shareholders, you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934.  To be eligible for inclusion, shareholder proposals must be received by the Secretary, Blue Ridge Real Estate Company/Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania  18610, at any time before October 31, 2007.  If you intend to submit a proposal at the Corporations’ 2007 annual meeting of shareholders but do not intend to include the proposal in the Corporations’ proxy statement for that meeting, you must provide appropriate notice to the Corporations on or before January 8, 2008.  If the Corporations do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

OTHER MATTERS

The Board of Directors of each Corporation is not aware of any matters, other than those listed in the Notice of Annual Meetings, that may be properly brought before the Joint Meeting.  If, however, any other matter not now known properly comes before the Joint Meeting, the persons named in the enclosed Proxy Card will vote the proxies in their discretion on such matters.

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: BLUE RIDGE REAL ESTATE COMPANY, ROUTE 940 AND MOSEYWOOD ROAD, P.O. BOX 707, BLAKESLEE PENNSYLVANIA 18610, ATTENTION: CORPORATE SECRETARY.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Corporations’ Boards of Directors have provided a process by which any security holder can send communications to either or both of the Boards of Directors or any individual director.  Any security holder desiring to send any communication to either or both of the Corporations’ Boards of Directors or to any individual director should send that communication to either or both of the Boards of Directors or a specified director by mail or facsimile, addressed as follows:

Chairman of the Boards

or Boards of Directors

or [individual director]

c/o Corporate Secretary

Blue Ridge Real Estate Company and

Big Boulder Corporation

Route 940 and Moseywood Road

P.O. Box 707

Blakeslee, PA  18610

Fax: 570-443-8414

While maintaining the confidentiality of the communication, the Corporate Secretary will forward all communications received in this manner on to either or both of the Board of Directors or the specified director, as indicated in the address listed on the communication.

By order of the Board of Directors

/s/ Christine A. Liebold

Christine A. Liebold

Secretary

Blakeslee, Pennsylvania

February 28, 2007

This Proxy is Solicited on Behalf of the Board of Directors

BLUE RIDGE REAL ESTATE COMPANY - BIG BOULDER CORPORATION

Blakeslee, Pennsylvania 18610

The undersigned hereby appoints Patrick M. Flynn and Eldon D. Dietterick as Proxies, each with the power to appoint his/her substitutes, and hereby authorizes them to represent them and to vote, as designated on the reverse side, all the undersigned's shares of common stock of BLUE RIDGE REAL ESTATE COMPANY and BIG BOULDER CORPORATION (COLLECTIVELY THE "CORPORATIONS") held of record by the undersigned on February 26, 2007, at the Annual Meetings of Shareholders to be held on April 10, 2007 or any adjournments thereof.

The Proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the meetings and any adjournments thereof.

The Proxies evidenced by this Proxy Card are solicited on behalf of the respective Boards of Directors of the Corporations. Unless otherwise specified, shares of both Corporations covered by this Proxy Card will be voted FOR the listed nominees in the election of directors and such votes will be cumulated at the discretion of the Proxies.

(Continued and to be signed on other side)

1. Election of Directors of Blue Ridge Real Estate Company: Bruce F. Beaty, Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.		2. Election of Directors of Big Boulder Corporation: Bruce F. Beaty, Milton Cooper, Michael J. Flynn, Patrick M. Flynn, Wolfgang Traber.
FOR	WITHHOLD AUTHORITY	FOR	WITHHOLD AUTHORITY
all nominees listed	to vote for all	all nominees listed	to vote for all
(except as marked to the contrary)	nominees	(except as marked to the contrary)	nominees
[ ]	[ ]	[ ]	[ ]

Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.	Instruction: To cumulate votes, write the name of the nominee and number of votes following the words "Cumulate For" in the space provided below.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.	Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Dated: __________________________________, 2007
(Please be sure to date your proxy card)
(Signature(s))

(Please sign exactly as name appears hereon. Joint owners should each sign. Executors, Administrators, Trustees, etc, should so indicate when signing.)

PLEASE FILL IN DATE, SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.